The Glenmede Fund, Inc.
                                  (the "Fund")

                      Supplement dated as of June 27, 2003
                                       to
                          Equity Portfolios Prospectus
                                      and
                      Statement of Additional Information
                            dated February 28, 2003

                     Small Capitalization Growth Portfolio

     On June 26, 2003, the Board of Directors of the Fund approved the termination of Small Capitalization Portfolio's sub-investment advisory agreement with TCW Investment Management Company ("TCW") and approved a proposed sub-investment advisory agreement among the Fund, on behalf of Small Capitalization Growth Portfolio, Glenmede Advisers, Inc. and Sterling Johnston Capital Management, L.P. ("Sterling Johnston"). Subject to the approval of shareholders at a special meeting to be held on July 31, 2003, Sterling Johnston will manage a portion of the assets of Small Capitalization Growth Portfolio as sub-advisor, under the supervision of Glenmede Advisers, Inc. as investment advisor, effective August 1, 2003. Glenmede Advisers, Inc. will directly manage that portion of the Portfolio's assets that had been allocated to TCW until shareholder approval of the sub-investment advisory agreement with Sterling Johnston is obtained.

                           Strategic Equity Portfolio

     The following hereby replaces the fourth paragraph of the section of the Prospectus entitled "Management of the Portfolios - Investment Advisor and Sub-Advisors."

     Effective July 1, 2003, Gordon B. Fowler, Jr., Senior Vice President and Chief Investment Officer of the Advisor, will be primarily responsible for the management of the Strategic Equity Portfolio. Mr. Fowler joined Glenmede Trust in May 2003. Prior to joining Glenmede Trust, Mr. Fowler was employed by J.P. Morgan Private Bank from 1981-2003, and most recently served as Managing Director and Chief Investment Officer.

     Robert J. Mancuso, First Vice President of the Advisor, is primarily responsible for the management of the Small Cap Equity Portfolio, which he has managed since February 27, 1996. Mr. Mancuso has been employed by the Advisor and Glenmede Trust as a portfolio manager since November 1992.